CONTINENTAL WASTE INDUSTRIES, INC.


               NOTICE OF SPECIAL MEETING OF STOCKHOLDERS




     A Special Meeting of Stockholders of Continental Waste Industries, Inc. (the "Company") will be held on December , 1995, at 10:00 a.m. (E.S.T.), at the executive offices of Continental Waste Industries, Inc., 67 Walnut Avenue, Suite 103, Clark, New Jersey 07066, for the following purposes:

     1. To consider and vote on a proposal to adopt the 1995 Outside Director Stock Option Plan;

     2. Consider and vote on a proposal to amend Article Fourth, Clause (a) of the Company's Articles of Incorporation to increase the number of shares of common stock par value $.001 authorized for issuance by the Company from 10,000,000 to 20,000,000 shares and

  3. Consider and vote on a proposal to, subject to approval of Proposal No. 2 and the Board of Director's discretion, amend Article Fourth, Clause (a) of the Company's Articles of Incorporation to increase the number of common stock, par value $.001, authorized for issuance by the Company from 20,000,000 to 40,000,000 shares; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on December
  , 1995, will be entitled to notice of and to vote at the meeting and any adjournments thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting at the offices of the Company, 67 Walnut Ave., Suite 103, Clark, New Jersey 07066.

     Whether or not you expect to attend the meeting, it is important that your shares be represented, regardless of the number of shares you hold. Accordingly, you are encouraged to sign, date and return the enclosed proxy form in the reply envelope provided as soon as possible.

                              By Order of the Board of Directors,



                              Michael J. Drury
                              Senior Vice President and
                              Chief Financial Officer


  December    , 1995





  CONTINENTAL WASTE INDUSTRIES, INC.



  PROXY STATEMENT


     This proxy statement, which is first being mailed to stockholders
  on or about December     , 1995, is furnished in connection with the
  solicitation of proxies on behalf of the Board of Directors of Continental Waste Industries, Inc. (the "Company"), 67 Walnut Ave., Suite 103, Clark, New Jersey 07066, for use at a Special Meeting of
  Stockholders to be held at 10:00 a.m. on December      , 1995, and for
  all adjournments thereof (the "Special Meeting"), at Continental Waste Industries, Inc., 67 Walnut Avenue, Suite 103, Clark, New Jersey 07066.

     Only stockholders of record at the close of business on December
   , 1995, the record date for the Special Meeting, will be entitled to notice of and to vote at the Special Meeting. As of the record date, 8,371,843 shares of the Company's Common Stock, par value $.001 per share (the "Shares") were outstanding and entitled to vote at the Special Meeting. Each Share is entitled to one vote. There are no cumulative voting rights. Copies of this proxy statement, the attached notice and the enclosed form of proxy were first sent to stockholders on
  or about December      , 1995.

     Stockholders are encouraged to specify the way they wish to vote their shares by marking the appropriate boxes on the enclosed proxy. Shares represented by proxies that are properly executed and returned will be voted as specified on the proxy. If no choice is specified on an otherwise properly executed proxy, the shares will be voted FOR Proposals 1, 2 and 3 described in this Proxy Statement. Shares not represented by a properly executed proxy will not be voted. A stockholder may revoke a proxy at any time before it is actually voted by delivering written notice of revocation to the Secretary of the Company, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

     The Board of Directors does not intend to present any matters for a vote at the meeting except the proposals described in this Proxy Statement. The persons named in the proxy will, however, have discretionary voting authority regarding any other business that may properly come before the meeting. The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the Special Meeting will constitute a quorum. Proxies marked as absentions, and broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and the nominee does not possess or choose to exercise discretionary authority with respect thereto) will be considered as present at the meeting but not entitled to vote with respect to the particular matter and will therefore have no effect on the vote.

     The expense of preparing, printing and mailing this Proxy
  Statement and the related proxy solicitation will be paid by the Company. Proxies are being solicited principally by mail; but proxies may also be solicited personally, by telephone and similar means by directors, officers and regular employees of the Company without additional compensation. The Company may retain the services of a proxy solicitor to assist in the solicitation of proxies at a fee payable by the Company of $5,000 plus out-of-pocket expenses. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of Common Stock.





                   MATTERS TO BE CONSIDERED BY STOCKHOLDERS

                             PROPOSAL NO. 1

                   APPROVAL OF THE CONTINENTAL WASTE 1995
                      OUTSIDE DIRECTOR STOCK OPTION PLAN

     Subject to the approval of the Company's stockholders, the Company's board of directors (the "Board" or the "Directors"), has authorized adoption of the Continental Waste 1995 Outside Director Stock Option Plan (the "Plan"). Stockholder approval of the Plan is sought to qualify: (i) the shares purchased under the Plan for quotation on the Nasdaq National Market; and (ii) the Plan under Rule 16b-3 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), and thereby render certain transactions by the recipients of options under the Plan exempt from certain provisions of Section 16 of the Exchange Act.

     The following is a brief summary of the Plan and is qualified in its entirety by reference to the full text of the Plan which is set forth in the attached Exhibit "A".

  General

     The Plan grants the Board of Directors authority to issue options to purchase up to 100,000 shares of the Company's Common Stock (the "Shares") and any other stock or security resulting from adjustments or substitutions as described in the Plan. The Shares are reserved and available for purchase upon the exercise of options granted under the Plan.

  Administration

     The Plan will be administered by the Board provided, however, that the Board will not have any discretion with respect to the selection of directors to receive options, the number of Shares subject to any such options, the purchase price thereunder or the timing of grants or options under the Plan.

  Option Grants

     Only Directors of the Company who are not employees of the Company or its affiliates (the "Outside Directors") are eligible to receive grants of options under the Plan. As of December , 1995, there were three Outside Directors. Options are granted under the Plan pursuant to a formula, as described below, which sets forth, among other things, the manner in which options will be granted, the number of Shares subject to options, the time and manner of payment for options, and the conditions of exercise and term of options, the exercise price of such options (which shall be 100% of the fair market value of the Common Stock on the date the option is granted).

  Termination of Service as Eligible Director

     The Plan provides that, in the event that an Outside Director of the Company who has been eligible to receive options under the Plan (an "Eligible Director") shall no longer qualify as an Eligible Director, all outstanding options shall be exercisable in whole or in part for a period of one year from the date upon which such person ceases to be an Eligible Director.

  Grants, Terms and Conditions of Options

     The Plan provides for both annual option grants and elective option grants to Eligible Directors. Each Eligible Director will automatically receive an annual grant of an option to purchase 5,000 Shares. The annual grants will be made on the third business day following the annual meeting of stockholders. In addition, each Eligible Director may, beginning with the 1996 annual term, elect to receive all or any portion of the annual retainer payable to the directors (currently $10,000) in the form of an option to purchase Shares. The exercise price for all options awarded under the Plan will be equal to 100% of the fair market value per share of the Common Stock on the date the option is granted. Fair market value is the average of the highest and lowest per share sales price on the Nasdaq National Market System for the five (5) trading days immediately proceeding the date of grant. Options may be exercised only upon payment of the exercise price thereof in full and shall be exercisable until ten (10) years from the date of the grant, or for one year if a recipient of such options ceases to be an Eligible Director.

  Effective Date and Duration of the Plan

     The Plan shall become effective upon approval by the Stockholders and shall terminate, unless extended by the Board, on December 31, 2005; provided that the Plan may be terminated if Shares are not available for issuance hereunder.

  Securities Laws Matters

     It is the intent of the Company that the Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act, so that any grant of options to or other transaction by an optionee who is subject to the reporting requirements of Section 16(a) of the Exchange Act not result in short-swing profits liability under Section 16(b) (except for any transaction exempted under alternative Exchange Act rules or intended by such optionee to be a non-exempt transaction). Accordingly, if any provision of this Plan or any agreement relating to an option does not comply with such requirements of Rule 16b-3 as then applicable to any such transaction so that such an optionee would be subject to Section 16(b) liability, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and the optionee shall be deemed to have consented to such construction or amendment.

     Options are not transferrable except by will or by the laws of descent and distribution, and are exercisable during an optionee's lifetime only by the optionee or the appointed guardian or legal representative of the optionee. Upon the: (a) death or permanent and total disability of an optionee; or (b) retirement in accord with the Company's retirement practices, then any unexercised options to acquire Shares will be exercisable at any time within one year in the case of
  (a) and 90 days in the case of (b) (but in no case be on the expiration date specified in the Option Agreement applicable to the optionee). If, while unexercised options remain outstanding under the Plan, the Company ceases to be a publicly-traded company, or if the Company merges with another entity or a similar event occurs, all options outstanding under the Plan will become immediately exercisable at that time.

     If the Company declares a stock dividend, splits its stock, combines or exchanges its Shares, or engages in any other transactions which result in a change in capital structure such as a merger, consolidation, dissolution, liquidation or similar transaction, the Board (excluding the Eligible Directors) may adjust or substitute, as the case may be, the number of Shares available for options under the Plan, the number of Shares covered by outstanding options, the exercise price per Share of outstanding options and any other characteristic of the options as the Board (exclusive of the Eligible Directors) deems necessary to equitably reflect the effects of those changes on the option holders.

  ERISA

     The Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code, relating to pension plans and certain other deferred compensation plans.

  Federal Income Tax Consequences

     The following summary of tax consequences is not comprehensive and is based on laws and regulations in effect on November 23, 1995. These laws and regulations are subject to change.

     The grant of an option under the Plan is not a taxable event, and the Company is not entitled to a deduction upon such grant. Upon exercise of an option, participants will be taxed at ordinary income rates on the difference between the exercise price of the option and the fair market value of the Shares issued thereunder. In determining the amount of the difference, the fair market value will be determined on the latter of the date of exercise and the date which is six months and one day after the date on which the option is granted, unless the participant elects to be taxed based on the fair market value at the date of exercise. The Company will receive a corresponding deduction for the amount of income recognized by a participant upon exercise of an option. Any gain or loss realized upon the subsequent sale of the Shares issued upon exercise of the option (measured by the difference between the fair market value determined or utilized by the optionee as described above) and the sale price will be taxed at either long-term or short-term capital gain (or loss) rates, depending on the selling stockholder's holding period. The subsequent sale would have no tax consequences for the Company. Options granted under the Plan are not qualified as incentive stock options, as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, which means that the Company will receive a deduction for the amount of income recognized by a participant in the same year that the participant recognizes income in connection with the exercise of an option.

     Cashless Exercise Price

          An Eligible Director pays the exercise price of an option in whole or in part by the surrender of Shares he or she already owns.

          Approval of the Plan requires the affirmative vote in person or by proxy of the holders of a majority of the Company's outstanding shares of common stock entitled to vote at a Special Meeting. All proxies received by the Board will be voted in favor of approval of the Plan if no direction to the Board is given. The Board recommends a vote FOR APPROVAL OF THE PLAN.



                            PROPOSAL NO. 2

                 AMENDMENT TO ARTICLES OF INCORPORATION TO
           INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                   FROM 10,000,000 TO 20,000,000


     The Board has unanimously adopted resolutions approving, and authorizing management to take the actions necessary to submit to a vote of the stockholders, an amendment to the first sentence of Article Four, Clause (a) of the Company's Certificate of Incorporation (the "Certificate") to increase the number of the Company's authorized shares of common stock, each having a par value of $.001 (the "Common Stock"), from 10,000,000 to 20,000,000 (the "Amendment"). The relative rights and limitations of and on the Common Stock will remain unchanged under the Amendment. The text of the first sentence of Article Fourth, Clause
  (a), as proposed to be amended, is attached hereto as Exhibit B.  At
  December _______, 1995, there were __________    shares of Common Stock
  issued and outstanding, leaving _________ authorized but unissued (the "Authorized Shares") shares of Common Stock available for other corporate purposes or opportunities.

     The Board believes that the number of Authorized Shares available for issuance would likely be insufficient for corporate purposes or opportunities that may arise, including potential business acquisitions, recapitalizations, the exercise of options and warrants and future private or public issuances of Common Stock. The Board, therefore, believes that it is desirable to seek stockholder authorization at the Special Meeting to amend the Certificate to increase the authorized shares of Common Stock to 20,000,000. With this increase, the Board believes that the Company will have sufficient shares of Common Stock available for corporate purposes or opportunities as are likely to arise in the reasonably foreseeable future.

     There are at present no firm plans, arrangements or understandings relating to the issuance of any of the Authorized Shares or the additional shares of the common stock proposed to be authorized (the "Additional Shares"). If the Amendment is approved, the Additional Shares, as well as the Authorized Shares, would be available for issuance and enable the Company to pursue corporate opportunities. The Board has the power with respect to the Authorized Shares, and will have the power with respect to the Additional Shares, to issue some or all of the Authorized and Additional Shares without further stockholder approval except as may be required by law or regulations or by the rules of any stock exchange on which the Company's securities may then be listed.

     The issuance of additional shares of Common Stock would, among other things, have a dilutive effect on earnings per share and on the equity and voting power of current stockholders. The Common Stock does not grant the stockholders any preemptive rights. Under applicable Delaware law, the holders of the Common Stock are generally entitled to vote on any proposed amendment to the Certificate or other corporate action, such as merger, which would effect an exchange or reclassification of all or a portion of a class of stock, increase or decrease the aggregate number of authorized shares of the class, or otherwise affect the preferences or relative rights of the class.

     The issuance of the Additional Shares, as well as the Authorized Shares, may, under certain circumstances, make attempts to acquire control of the Company more difficult. For example, an issuance of additional shares may make it more difficult to obtain stockholder approval of actions such as removal of directors or amendments to the Bylaws. The increase in authorized shares of Common Stock, however, has not been proposed as an antitakeover device and the Board and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

     A vote "FOR" this proposal will authorize adoption of the Amendment set forth in Exhibit B (overstriking designates deleting, and underscoring designates additional of language). The Board recommends adoption of the Amendment to increase the number of the Company's authorized shares of Common Stock from 10,000,000 to 20,000,000.

                    The aggregate number of shares which the Corporation shall be authorized to issue: (a) [10,000,000] 20,000,000 shares of common stock, $.001 par value ("Common") and (b)
                    (1) 425,200 shares of Series Preferred Stock, $5.64 par value ("Series A Preferred"),
                    (2) 119,000 shares of Series B Preferred
                    Stock, $20.00 par value ("Series B Preferred") and (3) 100,000 additional shares of Preferred Stock $.001 par value (the "Blank Check Preferred"), for an aggregate total of 644,200 shares of preferred stock.


                          PROPOSAL NO. 3

            SUBJECT TO APPROVAL OF PROPOSAL NO. 2 FURTHER AMENDMENT
        TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK, EACH HAVING A PAR
                 VALUE OF $.001, FROM 20,000,000 TO 40,000,000

     The Board recommends that the stockholders approve a proposal, subject to approval by the stockholders of Proposal No. 2 and in the Board's discretion, to further amend Article Fourth, Clause (a) of the Company's Articles of Incorporation to increase the number of the Company's authorized shares of Common Stock from 20,000,000 to 40,000,000. The Board is contemplating a split of the Common Stock and is therefore proposing an additional increase in the number of shares of Common Stock that are authorized for issuance by the Company. Even if this proposal is adopted, the Board will not cause an amendment to the Certificate to be filed effectuating the increase until it has made a definitive decision since consistent with Delaware law, the Board may abandon the proposed amendment without further action of the stockholders. The Board is contemplating a split because it believes that the increase in the number of outstanding shares of the Common Stock resulting from a split would likely result in the market price of the Common Stock moving into a range that is more accessible to many investors, particularly individuals, and therefore a broader market for the shares of Common Stock.

     If approved by the stockholders, and assuming that any regulatory approvals are obtained, the increase in the number of authorized shares of Common Stock would be effected by filing the amendment to the Certificate. The split would likely result in each holder of Common Stock of record at the close of business on a date to be determined by the Board receiving additional shares of Common Stock based on a ratio determined by the Board. (The number of shares of preferred stock authorized and issued would remain unchanged.) All Common Stock certificates outstanding on the record date would continue to be valid, and, after the filing of the amendment, would represent the same number of shares of Common Stock as they represented prior to the split. Stockholders would not return their existing certificates to the Company or its transfer agent. Instead, stockholders would retain their certificates and would receive a new certificate for each additional share issuable as a result of the split. New certificates would be mailed to stockholders shortly after the record date for the split.

     The split would not change the aggregate amount of the Company's stated capital or surplus accounts and would not affect the proportionate interest of any common stockholder or the ratio of issued shares of Common Stock to authorized but unissued shares of Common Stock. The split would not change the powers, preferences or rights of any class of the Company's shares of preferred stock.

     The Company believes that (a) the split, if implemented, (a) will result in no gain or loss to stockholders for federal income tax purposes, (b) the basis of the Common Stock held by a stockholder after the split will be equal to the basis of the Common Stock held before the split and (c) the holding period of the Common Stock held after the stock split will include the period for which the Common Stock, held before the split was held, provided that the Common Stock, was held as a capital asset at the time of the split.

     A vote "FOR" this proposal will authorize the Board, in its discretion, to adopt the amendment set forth in Exhibit C ("Amendment No. 2") (overstriking designates deleting, and underscoring designates additional of language). The Board recommends that, subject to the approval of Proposal No. 2, the stockholders adopt Amendment No. 2 to increase the number of the Company's authorized shares of Common Stock from 20,000,000 to 40,000,000.

  The aggregate number of shares which the Corporation shall be authorized to issue: (a) [20,000,000] 40,000,000 shares of common stock, $.001 par value ("Common") and (b) (1) 425,200 shares of Series Preferred Stock, $5.64 par value ("Series A Preferred"), (2) 119, shares of Series B Preferred Stock, $20.00 par value ("Series B Preferred") and (3) 100,000 additional shares of Preferred Stock $.001 par value (the "Blank Check Preferred"), for an aggregate total of 644,200 shares of preferred stock.


  ADDITIONAL INFORMATION

     Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10-KSB for its fiscal year ended December 31, 1994, its quarterly reports on Form 10-QSB for the quarters ending March 31, June 30 and September 31, 1995, its Registration on Form SB-2, together with the offering prospectus, dated October 3, 1995, and its Form 8-K current report dated October 27 1995, all as filed with the Securities and Exchange Commission, will be provided to stockholders without charge upon receipt of a written request to: Investor Relations, Continental Waste Industries, Inc., 67 Walnut Avenue, Suite 103, Clark, New Jersey 07066, and the information in said reports is incorporated by reference into this Proxy Statement.



  OTHER MATTERS

  As of the date of this Proxy Statement, no other business other than that discussed above is to be acted upon at the annual meeting. If other matters not known to the Board of Directors should, however, properly come before the annual meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

          By the order of the Board of Directors


          Thomas A. Volini
          Chairman of the Board and & Chief Operating Officer

  December     , 1995

     Proxy Statement Pursuant to Section 14(a) of the Securities
  Exchange Act of 1934

  Filed by the Registrant    [X]
  Filed by a Party other than the Registrant  [  ]

  Check the appropriate box:
  [X] Preliminary Proxy Statement
  [  ] Definitive Proxy Statement

  [  ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to paragraph 240.14a-11(c) or paragraph 240.14a-12

          Continental Waste Industries, Inc.
     (Name of Registrant as Specified in Its Charter)

                    Michael J. Drury
       (Name of Person(s) Filing Proxy Statement)

  Payment of Filing Fee (Check the appropriate box):
  [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
  6(i)(2).
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
  0-11.

        1)     Title of each class of securities to which transaction
  applies:
            _____________________________________________________

        2)     Aggregate number of securities to which transaction applies:
            ___________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            _____________________________________________________

        4)     Proposed maximum aggregate value of transaction:
            _____________________________________________________

  Set forth the amount on which the filing fee is calculated and state how it was determined.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid: ___________________


        2)     Form, Schedule or Registration Statement No.: _________

        3)     Filing Party: _________________________________________

        4)     Dated Filed: __________________________________________




                           EXHIBIT A

               CONTINENTAL WASTE INDUSTRIES, INC.
         1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS


  1. Purpose

          The purpose of the Continental Waste Industries, Inc. 1995 Stock Option Plan for Outside Directors (the "Plan") is to promote the interests of Continental Waste Industries, Inc. (the "Company") and its stockholders by increasing the proprietary and vested interest of non-employee directors in the growth and performance of the Company by granting such directors options to purchase shares of the Common Stock, par value $.01 per share (the "Shares"), of the Company.


  2. Administration

          The Plan shall be administered by the Company's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of outside directors to receive options, the number of Shares subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.


  3. Eligibility

          The class of individuals eligible to receive grants of options under the Plan shall be directors of the Company who are not employees of the Company or its affiliates ("Eligible Directors"). Any holder of an option granted hereunder shall hereinafter be referred to as a "Participant".


  4. Shares Subject to the Plan

          Subject to adjustment as provided in Section 6, an aggregate of 100,000 Shares shall be available for issuance upon the exercise of options granted under the Plan. The Shares deliverable upon the exercise of options may be made available from authorized but unissued Shares or treasury Shares. If any option granted under the Plan shall be cancelled by mutual consent or terminated for any reason without having been exercised, the Shares subject to, but not delivered under, such option shall be available for other options. If any option granted under the Plan is exercised through the delivery of Shares, the number of Shares available for issuance upon the exercise of options shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3.


  5. Grant, Terms and Conditions of Options

     (a) Initial Options.     Upon approval of the Plan by the
  stockholders of the Company, each Eligible Director will automatically be granted an option hereunder to purchase 5,000 Shares.

        (b) New Director Options. Upon first election to the Board, each newly elected Eligible Director will be granted an option to purchase 5,000 shares.

        (c) Annual Options.   On the third business day following the
  date of each Annual Meeting of Stockholders of the Company, commencing with the first annual meeting following December 31, 1995, each Eligible Director, other than an Eligible Director first elected to the Board within the 12 months immediately preceding such meeting, will automatically and without any further action by the Board be granted an option to purchase 5,000 Shares. If the number of Shares then remaining available for the grant of options under the Plan is not sufficient for each Eligible Director to be granted an option for 5,000 Shares (or the number of adjusted Shares pursuant to Section 6), then each Eligible Director shall be granted an option for a number of whole Shares equal to the number of Shares then remaining available divided by the number of Eligible Directors, disregarding any fractional Shares.

       (d) Elective Options. Beginning with the 1996 annual term, each Eligible Director may make an election to receive all or any portion of his or her annual retainer for the current year in the form of stock options (the "Elective Option"). An election must specify the amount of the retainer to be paid in the form of an Elective Option, and must be delivered to the Company not less than 15 days prior to the due date of any portion of his or her annual retainer, as to the portion of the annual retainer then due. Each such election, once made, shall be irrevocable. The Elective Option will be granted automatically on the first business day occurring one month after the last day on which the election could have been made. If a Director ceases to be a Director after the date the election is due but prior to the date upon which the Elective Option is granted, the Elective Option to such individual will not be granted and any retainer will be paid in cash. The number of Shares issuable upon exercise of each Elective Option shall be equal to the amount of the Eligible Director's annual retainer to be received in the form of the Elective Option divided by the Fair Market Value (defined herein) per Share on the date of grant.

     (e)  Options Nonstatutory.    The options granted will be
  nonstatutory stock options not intended to qualify under Section 422 or 423 of the Internal Revenue Code of 1986, as amended (the "Code") and shall have the following terms and conditions:

               (i)  Price.    The purchase price per Share
  deliverable upon the exercise of each option shall be 100% of the Fair Market Value per Share on the date the option is granted. For purposes of this Plan, Fair Market Value shall be the average of the highest and lowest per Share sales prices on the NASDAQ National Market System for the five (5) trading days immediately preceding the date of grant, or the particular date in question, as the case may be, in each case as reported by NASDAQ.

               (ii) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in cash or, unless otherwise determined by the Board, in Shares (provided that such Shares have not been held for less than six months), which shall have a Fair Market Value (determined in accordance with the rules of paragraph (i) above) at least equal to the aggregate exercise price of the Shares being purchased, or a combination of cash and Shares.

               (ii) Exercisability and Term of Options.     Options
  shall be exercisable, in whole or in part, at all times during the period beginning on the first anniversary of the date of grant until the earliest of (x) ten years from the date of grant, or (y) the expiration of the one year period provided in paragraph (iv) below.

               (iv) Termination of Service as Eligible Director. If a Participant who remains a director shall no longer qualify as an Eligible Director as herein defined, all outstanding options previously granted to that individual shall be exercisable in whole or in part for a period of one year from the date upon which such Participant ceases to be an Eligible Director, provided that in no event shall the options be exercisable beyond the period provided for in paragraph (iii) above.

               (v)  Nontransferability of Options.     No option
  may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of the Participant to whom an option is granted it may be exercised only by the Participant or by the Participant's guardian or legal representative.

               (vi) Listing and Registration.     Each option shall
  be subject to the requirement that if at any time the Board shall determine, in its discretion, the listing, registration, qualification of the Shares subject to option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the granting of such option or the issue or purchase of Shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

               (vii)     Option Agreement.   Each option granted hereunder
  shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.


  6. Adjustment of and Changes in Shares

          If a dividend or other distribution shall be declared upon the Shares of the Company payable in Shares, the number of Shares set forth in Section 5, the number of Shares then subject to any outstanding stock options under the Plan and the number of Shares which may be issued under the Plan but are not then subject to outstanding stock options on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of Shares which would have been distributable thereon if such Shares had been outstanding on such date.

          If the outstanding Shares of the Company shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each Share set forth in Section 5, for each Share subject to any then outstanding stock option pursuant to the Plan and for each Share which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed or for which each such Share shall be exchangeable.

          In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 6, the aggregate option price for all Shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such Shares shall have been adjusted or which shall have been substituted for such shares.

          No adjustment or substitution provided for in this Section 6 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

          Except as provided in this Section 6, a grantee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.


  7. No Rights of Stockholders

          Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any option, in whole or in part, unless and until certificates for such Shares shall have been validly issued.


  8. Change in Control

          Upon a change in Control, all option rights that would become exercisable through the Company's next annual stockholders' meeting following a Change in Control will become immediately exercisable in full. If any event or series of events constituting a Change in Control is abandoned, the effect thereof will be null and the exercisability of option rights will be governed by the provisions of the Plan described above. For purposes of the Plan, a "Change in Control" shall mean the occurrence of any of the following events: (i) execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Securities") immediately prior to such transaction; (ii) execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or legal person immediately after such transaction is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such transaction; or (iii) the Company adopts a plan for the liquidation or dissolution of the Company other than pursuant to a merger, consolidation or reorganization which would not constitute a Change in Control, as described in clause (i) above.

          Notwithstanding the foregoing, to the extent necessary for an option right, its exercise or the sale of the Common Stock acquired thereunder to be exempt from Section 16(b) of the Exchange Act, except in the case of death or disability, an optionee will not be entitled to exercise any option right granted within six months prior to the occurrence of a Change in Control until six months after the grant of such option right or until at least six months has elapsed from the grant of such option right until the sale of the Common Stock acquired upon its exercise.


  9. Plan Amendments

          The Plan may be amended by the Board, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of stockholders of the Company; (i) increase the number of Shares which may be purchased pursuant to options hereunder, either individually or in the aggregate, except as permitted by Section 6, (ii) change the requirement of Section 5(d) that option grants be priced at Fair Market Value, except as permitted by Section 6,
  (iii) modify in any respect the class of individuals who constitute Eligible Directors or (iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3 and/or 5 may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act ("ERISA"), or the rules under either such statute.


  10.     Effective Date and Duration of Plan

          The Plan shall become effective on the day of the Company's Annual Stockholders Meeting at which the Plan is approved by Stockholders. The Plan shall terminate on December 31, 2004, unless the Plan is extended or terminated at an earlier date by Stockholders or is terminated by exhaustion of the Shares available for issuance hereunder.


  11.     Securities Law Matters

          As a condition of receiving Option Rights the Company may require an optionee to give written assurances that the optionee is acquiring the Common Stock subject to the Option Right for investment and with no present intent to sell or distribute such Common Stock and covering any other matters deemed necessary or appropriate by the Company to comply with federal or state securities laws. No Option Right may be accepted or exercised until any required governmental registration, qualification, consent or approval is obtained as specified in the Plan.


          It is the intent of the Company that the Plan shall comply in all respects with applicable provisions of Rule 16b-3 under the Securities Exchange Act of 1934 ("Exchange Act"), so that any grant of options to or other transaction by an optionee who is subject to the reporting requirements of Section 16(a) of the Exchange Act shall not result in short-swing profits liability under Section 16(b) (except for any transaction exempted under alternative Exchange Act rules or intended by such optionee to be a non-exempt transaction). Accordingly, if any provision of this Plan or any agreement relating to an option does not comply with such requirements of Rule 16b-3 as then applicable to any such transaction so that such an optionee would be subject to
  Section 16(b) liability, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and the optionee shall be deemed to have consented to such construction or amendment.

  12.     ERISA

          The Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code, relating to pension plans and certain other deferred compensation plans.




                          EXHIBIT B

                Certificate of Amendment to the
                  Certificate of Incorporation
                            of
               Continental Waste Industries, Inc.

     Continental Waste Industries, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"),

     DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Company's Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Company's Certificate of Incorporation (the "Certificate"), declaring the proposed amendment to be advisable and calling a meeting of the Company's stockholders for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate be amended by changing the first sentence of Article Fourth, Clause (a) so that, as amended, the sentence shall be and read as follows:

          The aggregate number of shares which the Company shall be authorized to issue: (a) 20,000,000 shares of common stock, $.001 par value ("Common") and (b) (1) 425,200 shares of Series Preferred Stock, $5.64 par value ("Series A Preferred"), (2) 119,000 shares of Series B Preferred Stock, $20.00 par value ("Series B Preferred") and (3) 100,000 additional shares of Preferred Stock $.001 par value (the "Blank Check Preferred"), for an aggregate total of 644,200 shares of preferred stock.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and Section 2.3 of the Company's Bylaws, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Carlos E. Aguero, its President, and Jeffrey E. Levine, its Senior Vice President, this ______ day of _________________, 1995.

                    By: ______________________________
                          President


                    Attest: ____________________________
                            Senior Vice President





                         EXHIBIT C

              Certificate of Amendment to the
               Certificate of Incorporation
                            of
            Continental Waste Industries, Inc.

     Continental Waste Industries, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"),

     DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Company's Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Company's Certificate of Incorporation (the "Certificate"), declaring the proposed amendment to be advisable and calling a meeting of the Company's stockholders for consideration thereof. The resolution setting forth the proposed amendment is as follows:

           RESOLVED, that the Certificate be amended by changing the first sentence of Article Fourth, Clause (a) so that, as amended, the sentence shall be and read as follows:

          The aggregate number of shares which the Company shall be authorized to issue: (a) 40,000,000 shares of common stock, $.001 par value ("Common") and (b) (1) 425,200 shares of Series Preferred Stock, $5.64 par value ("Series A Preferred"), (2) 119,000 shares of Series B Preferred Stock, $20.00 par value ("Series B Preferred") and (3) 100,000 additional shares of Preferred Stock $.001 par value (the "Blank Check Preferred"), for an aggregate total of 644,200 shares of preferred stock.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and Section 2.3 of the Company's Bylaws, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Carlos E. Aguero, its President, and Jeffrey E. Levine, its Senior Vice President, this _______ day of _________________, 1995.

                    By:______________________________
                         President


                    Attest:__________________________
                            Senior Vice President




  CONTINENTAL WASTE INDUSTRIES, INC.
  67 Walnut Avenue
  Suite 103
  Clark, New Jersey  07066

  This Proxy is solicited on behalf of the Board of Directors

  The undersigned hereby appoints Carlos E. Aguero and Jeffrey E. Levine, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of the Corporation of Continental Waste Industries, Inc. (the "Corporation") held of record by the undersigned on December ____, 1995 at the Special Meeting of Stockholders when convened on December _____, 1995, or any adjournment thereof.

  This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

  Continued on the reverse side.

  ___     Please mark your vote
     as in this example.
                                  For Against Abstain
  1.  PROPOSAL to adopt the 1995
      Outside Director Stock Option Plan.  ___   ___   ___

  2.  PROPOSAL to amend Article Fourth,
      Clause (a) of the Company's
      Articles of Incorporation to
      increase the number of shares of
      Common Stock, par value $.001
      (the "Common Stock"), authorized   For Against Abstain
      for issuance by the Company from
      10,000 to 20,000 shares.            ___   ___   ___

  3.  SUBJECT TO APPROVAL OF PROPOSAL
      NO. 2 AND THE DISCRETION OF THE
      BOARD OF DIRECTORS, PROPOSAL to
      further amend Article Fourth,
      Clause (a) of the Company's
      Articles of Incorporation to
      increase the number of shares
      of Common Stock, par value $.001
      (the "Common Stock"), authorized
      for issuance by the Company from   For Against Abstain
      20,000 to 40,000 shares             ___   ___    ___

  4.  In their discretion, the Proxies
      are authorized to vote upon such
      other business as may properly come
      before the Special Meeting or any
      adjournment thereof.

                           Please promptly mark, date, sign
                           and return this card using the
                           enclosed envelope.  Please
                           contact Georgeson & Co., at
                           1-800-228-2064 with any
                           questions regarding the above.


  SIGNATURE(S) ___________________________________________
  DATE ________________________

  Note: Sign exactly as name appears on stock certificate. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by President or authorized officer. If partnership, sign in full partnership name by authorized person.